Income taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Accounting policy
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of operating loss and tax credit carry forwards as well as for tax consequences attributable to differences between the balance sheets carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recorded for the difference.
Income tax expense includes current and deferred taxes on profit, related interest and penalties and non-recoverable withholding taxes insofar these qualify as income tax, as well as actual or potential withholding taxes on current and expected dividend income from group companies.
Consistent with the rules of intra-period allocation, current and deferred tax expense in principle are allocated to statement of operations or OCI in conjunction with the allocation of the underlying transaction.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences, operating loss carry forwards and tax credit carry forwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the
Consolidated statements of operations in the period that includes the enactment date.
Deferred income taxes originally recognized through OCI are recycled through earnings in future periods upon release of the connected item from OCI to the statement of operations.
We assess unrecognized tax benefits based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be realized upon settlement with a taxing authority or in a dispute with taxing authorities if the taxpayer takes the dispute to the court of last resort. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our income tax expense, and adjust the income tax expense, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
Effective 2025, we adopted the guidance of ASU 2023-09 ‘Income Taxes (Topic 740): Improvements to Income Tax
Disclosures’, prospectively, with no impact on the financial statements only on the notes associated.
Income taxes are affecting our Consolidated statements of operations, Consolidated statements of comprehensive income and Consolidated balance sheets. The disclosure of the income taxes is therefore split into:
•Income tax expense
•Liability for unrecognized tax benefits
•Deferred taxes
Income tax expense
The components of income tax expense are as follows:

Year ended December 31 (€, in millions)	2023	2024	2025
Netherlands	8,453.5	7,927.0	10,297.5
Foreign	630.0	1,115.4	1,108.6
Income before income taxes	9,083.5	9,042.4	11,406.1

Income tax (expense) / benefit current	(1,211.7)	(1,424.1)	(1,638.0)
Income tax (expense) / benefit deferred	(58.4)	67.5	(12.8)
Income tax (expense) / benefit Netherlands	(1,270.1)	(1,356.6)	(1,650.8)

Income tax (expense) / benefit current	(441.3)	(322.7)	(359.1)
Income tax (expense) / benefit deferred	275.6	(1.3)	(3.5)
Income tax (expense) / benefit Foreign	(165.7)	(324.0)	(362.6)

Total income tax (expense) / benefit current	(1,653.0)	(1,746.8)	(1,997.1)
Total income tax (expense) / benefit deferred	217.2	66.2	(16.3)
Total income tax (expense) / benefit	(1,435.8)	(1,680.6)	(2,013.4)
As of 2025, we have applied the guidance of ASU 2023-09 - Income Taxes (Topic 740) based on which allocation of income tax (expense) / benefit is determined according to the tax authorities to whom the income tax is eventually paid. For years 2023 and 2024 allocation is based on the entities bearing the tax, whereby the income tax expense for
Netherlands also includes foreign tax expense that is born by our Dutch group entities.
Current and deferred tax (expense) / benefit can be further broken down into:

Year ended December 31 (€, in millions)	2023	2024	2025
Current year tax (expense) / benefit	(1,766.1)	(1,535.6)	(2,008.0)
Prior year tax (expense) / benefit	113.1	(211.2)	10.9
Total current tax (expense) / benefit	(1,653.0)	(1,746.8)	(1,997.1)

Year ended December 31 (€, in millions)	2023	2024	2025
Changes to recognition of operating losses and tax credits	3.0	(24.9)	(52.4)
Prior year tax (expense) / benefit	(85.2)	93.1	51.7
Tax rate changes	13.5	—	16.4
Origination and reversal of temporary differences, operating losses and tax credits	285.9	(2.0)	(32.0)
Total deferred tax (expense) / benefit	217.2	66.2	(16.3)
Above current year tax expense includes estimated global minimum tax expense of 0.0 million (2024: 2.5 million) that can be broken out as follows:

Year ended December 31 (€, in millions)[3]	2024	2025
Top-up tax expense based on local QDMTT[1]	(0.3)	—
Top-up tax expense based on IIR[2]	(2.2)	—
Global minimum tax (expense) / benefit	(2.5)	—
1.QDMTT = Qualifying Domestic Minimum Top-up Tax.
2.IIR = Income Inclusion Rule.
3.Global Minimum Tax rules first became effective as of 2024. As such, no 2023 comparatives are presented above.
The Dutch statutory income tax rate was 25.8% in 2025 (2024: 25.8%; 2023: 25.8%). Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The effective tax rate (ETR) decreased to 17.7% in 2025, compared to 18.6% in 2024. This reduction is primarily due to a correction for a historic tax position recognized in 2024 that pertained to multiple years, for which the underlying tax position has a lower impact in 2025.
ASML is domiciled in the Netherlands; therefore, the Dutch statutory income tax rate of 25.8% is used in the reconciliation to the Company’s effective tax rate for the year ended December 31, 2025. The reconciliation table below is prepared in accordance with the disclosure requirements of ASU 2023-09[2], whereby reconciling items that individually or at aggregated country level are equal or greater than 5% of expected total tax expense in case of using the Dutch domestic rate, are presented separately.

Year ended December 31 (€, in millions)	2025%[1]
Income before income taxes	11,406.1	100.0
Income tax expense based on ASML’s domestic rate	(2,942.8)	25.8

Foreign tax effects
Other foreign jurisdictions
Other	(117.7)	1.0

Netherlands
Nontaxable or nondeductible items
Adjustments in respect of tax incentives	1,055.8	(9.3)
Other nontaxable or nondeductible items	(14.8)	0.1

Other adjustments	30.2	(0.3)
Changes in the liability for unrecognized tax benefits	(24.1)	0.2

Income tax expense / Effective tax rate	(2,013.4)	17.7
1.As a percentage of income before income taxes.
2.The ASU 2023-09 guidance became effective as of 2025. As such no 2024 and 2023 comparatives are presented above.
Explanatory notes on the 2025 reconciling items appear below the table presenting the effective tax rates for 2024 and 2023.
The following table is a reconciliation of the Dutch statutory rate of 25.8% to the Company’s effective rate for the years ended December 31, 2023 and 2024 in accordance with the guidance prior to the adoption of ASU 2023-09.

Year ended December 31 (€, in millions)	2023%[1]		2024%[1]
Income before income taxes	9,083.5	100.0%	9,042.4	100.0%
Income tax provision based on ASML’s domestic rate	(2,343.5)	25.8%	(2,332.9)	25.8%
Effects of tax rates in foreign jurisdictions	14.7	(0.2)%	26.6	(0.3)%
Adjustments in respect of tax exempt income	1.4	—%	0.9	—%
Adjustments in respect of tax incentives	941.9	(10.4)%	824.6	(9.1)%
Adjustments in respect of prior years’ current taxes	113.1	(1.2%)	(211.2)	2.3%
Adjustments in respect of prior years’ deferred taxes	(85.2)	0.9%	93.1	(1.0)%
Movements in the liability for unrecognized tax benefits	(55.0)	0.6%	(66.8)	0.7%
Global Minimum Tax	—	—%	(2.5)	—%
Change in valuation allowance	3.0	—%	(24.9)	0.3%
Equity method investments	(42.6)	0.5%	(41.6)	0.5%
Effect of change in tax rates	13.5	(0.1)%	—	—%
Other credits and non-taxable items	2.9	—%	54.1	(0.6)%
Provision for income taxes	(1,435.8)	15.8%	(1,680.6)	18.6%
1.As a percentage of income before income taxes.
The individual elements in these tables are explained in more detail below. While the explanations are based on the captures of the 2025 table, they also reference the corresponding items from the 2024 and 2023 table for context.
Income tax expense based on ASML’s domestic rate
The income tax expense based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the income tax expense that would apply if our entire taxable income were subject to the Dutch statutory tax rate, with no tax incentives applied. No state or local taxes are applicable in the Netherlands.
Foreign tax effects
This category includes the cumulative effect of the reconciling items applicable in the foreign (i.e. non-Dutch)
jurisdictions where we operate. It includes the benefit of the R&D credits claimed at the level of our US group companies, the income tax expense relating to our investment in Carl Zeiss SMT Holding GmbH & Co. KG as well as other items that individually do not meet the separate disclosure threshold of 5%, such as non-deductible items, tax exempt income items, prior year adjustments, effects of differences in tax rates, valuation adjustments, Global
Minimum Taxes and tax effects on intercompany elimination allocated to Foreign jurisdictions.
Adjustment in respect of tax incentives
This category includes the impact of the reduced tax rate as a result of application of the Dutch Innovation Box, which is the only reconciling item exceeding the 5% threshold of ASU 2023-09. The innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 9.0%.
The innovation box benefit is determined according to Dutch laws and published tax policy, whereby for all years mentioned the application has been confirmed in agreements between ASML and the Dutch tax authorities. As of
2024 this agreement has been renewed, now being applicable for the years 2024 through 2028 assuming facts and circumstances do not change.
Decline in absolute amount of the 2024 benefit of tax incentives as compared to 2023 is driven by a lower innovation box allocation percentage applicable as of 2024 as compared to 2023.
Other nontaxable or nondeductible items
This category reflects the impact of permanent nontaxable or nondeductible items at the level of our group companies in the Netherlands that do not meet the separate disclosure threshold of 5%. It includes, amongst others, the effect of nondeductible withholding taxes, nondeductible shared-based compensation expenses and non-deductible employee related expenses.
Other adjustments
The category ‘Other adjustments’ includes items relating to our group companies in the Netherlands that individually do not meet the separate disclosure threshold of 5%. It includes prior year adjustments and tax effects on intercompany elimination allocated to our Dutch operations.
2024 prior years’ current taxes included a corrective tax expense in relation to a historic tax position.
In 2025 and 2024 there were no tax rate changes in the Netherlands with a revaluation impact. The tax rate change reflected for 2023 mainly related to revaluation of deferred tax positions of our Dutch fiscal unity following from the renewed innovation box agreement with the Dutch tax authorities.
Changes in the liability for unrecognized tax benefits
This category includes movements in our liability for unrecognized tax benefits for the worldwide consolidated group.
No netting with underlying tax positions has been applied.
In 2025, similar to prior years, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits. The movement for 2025 is mainly driven by continued dialogues with Dutch and foreign tax authorities in the area of transfer pricing and the use of foreign tax credits. Additionally, some prior-year positions have been released as a result of the lapse of statute.
US Tax Reforms
The year-end tax positions also reflect the regulations of US Tax Reforms, thereby taking into account the guidance issued by the US government. Hereby the most recent guidance for the final FDII regulations has been applied. With regard to the global intangible low taxed income (GILTI) and base erosion and anti-abuse tax (BEAT) regulations, the decision has been taken to treat these as a period permanent item.
In 2022, the US enacted the CHIPS and Science Act, which, among other provisions, introduced a 25% investment tax credit for semiconductor manufacturing equipment. These credits are accounted for as reductions to capitalized
Property, plant and equipment costs, rather than as income taxes.
Additionally, in 2022 the US enacted the Inflation Reduction Act (IRA), which, among other things, implemented a
15% minimum tax on book income of certain large corporations, a 1% excise tax on share buybacks, several clean energy provisions and additional funding for the IRS. Relevant tax aspects of the IRA have been assessed and included in our tax positions reported for 2025.
The same applies for the provisions of the One Big Beautiful Bill Act (OBBBA) that was enacted in 2025. Based on our current analysis, the OBBBA has no material impact on our Consolidated financial statements for 2025 and we do not believe it will have material impact for upcoming financial years.
Global Minimum Tax
ASML falls within the scope of the Organisation for Economic Co-operation and Development (OECD) global minimum tax rules. Global minimum tax legislation was enacted in the Netherlands, the jurisdiction in which ASML is incorporated, and came into effect from January 1, 2024.
In conformity with the FASB staff comments of February 1, 2023, we have treated the global minimum tax as an alternative minimum tax and did not recognize deferred tax impacts or remeasure existing deferred taxes under local regular income tax systems.
ASML recognized an estimated current tax expense related to Global minimum tax, amounting to € 0.0 million (2024:
2.5 million).
Income taxes paid[1]

Jurisdiction / Year (€, in millions)	2025
Domestic
Netherlands	(1,152.7)
Foreign
United States	(171.1)
South Korea	(89.3)
China	(98.0)
Rest of World	(110.3)
Total	(1,621.4)
1.The ASU 2023-09 guidance became effective as of 2025. As such no 2024 and 2023 comparatives are presented above.
Income taxes paid include withholding taxes paid on certain payments between group companies that qualify as income taxes within the scope of ASC 740. These withholding taxes have been presented as income taxes paid in the countries of remittance to the local tax authorities.
Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and related accrued interest and penalties and total deferred tax position recorded on the Consolidated balance sheets is as follows:

Year ended December 31 (€, in millions)	2024	2025
Liability for unrecognized tax benefits	(253.1)	(174.5)
Deferred tax assets	1,940.7	1,719.4
Deferred tax liabilities	(46.1)	(8.5)
Deferred and other tax assets (liabilities)	1,641.5	1,536.4
Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We record unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any tax position. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We believe that we have adequately provided for uncertain tax positions.
However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated financial statements.
Consistent with the requirements of ASC 740, as of December 31, 2025, the liability for unrecognized tax benefits
(excluding interest and penalties) amounts to €160.8 million (2024: €214.0 million), which is classified as Deferred and other income tax liabilities. If recognized, these unrecognized tax benefits would positively affect our effective tax rate by approximately €160.7 million (2024: €188.4 million benefit).
Interest and penalties related to the liability for unrecognized tax benefits amount to €13.7 million (2024: €39.1 million)
and are included in the total liability position, as specified below. The impact on the Consolidated statements of operations of accrued interest and penalties in 2025 amount to a benefit of €22.0 million (2024: €17.7 million benefit).
The following table is a reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits:

Year ended December 31 (€, in millions)	2024	2025
Balance as at January 1	(193.6)	(214.0)
Gross increases – tax positions in prior period	(39.7)	(25.9)
Gross decreases – tax positions in prior period	11.0	62.2
Gross increases – tax positions in current period	(64.9)	(58.5)
Settlements	69.9	60.3
Lapse of statute of limitations	6.1	1.7
Effect of changes in exchange rates	(2.8)	13.4
Total liability for unrecognized tax benefits	(214.0)	(160.8)
Balance of accrued interest and penalties	(39.1)	(13.7)
Total liabilities for unrecognized tax benefits including interest and penalties	(253.1)	(174.5)
We conclude our liability for unrecognized tax benefits to be appropriate. Settlements reported in 2025 mainly relate to an agreement reached with the Dutch tax authorities in relation to the use of foreign withholding tax credits. The settlements reported in 2024 mainly relate to an agreement reached with South Korean tax authorities in the area of transfer pricing.
Increase in prior period and current period tax positions mainly relate to dialogues with the Dutch tax authorities in relation to Transfer Pricing and the use of foreign withholding tax credits.
We file income tax returns in all jurisdictions where we operate, with the Netherlands, US, Taiwan, South Korea and
China being the major jurisdictions. The years for which tax returns are still open for examination for respective jurisdictions are as follows:

Jurisdictions	Years
Netherlands	2022 – 2025
US	2018 – 2025
Taiwan	2020 – 2025
South Korea	2022 – 2025
China	2015 – 2025
We are routinely subject to examinations and audits from tax and other authorities in the various jurisdictions in which we operate. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated balance sheets is:

Deferred taxes (€, in millions)	January 1, 2025	Credits and other	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2025
Deferred tax assets:
Capitalized R&D costs	481.7	—	(106.5)	(63.9)	311.3
Goodwill	79.8	—	5.3	—	85.1
R&D and other tax credit carry forwards	266.6	(9.7)	85.4	(30.2)	312.1
Inventories	95.5		(23.4)	(2.1)	70.0
Contract liabilities	1,046.0		16.8	(90.4)	972.4
Accrued and other liabilities	135.4		(9.0)	(13.2)	113.2
Operating loss carry forwards	1.1		49.0	1.0	51.1
Property, plant and equipment	11.4		2.7	(0.2)	13.9
Lease liabilities	25.4		(3.4)	(3.1)	18.9
Other intangible assets	107.0	—	(15.3)	(7.0)	84.7
Share-based payments	30.0	—	6.3	(3.5)	32.8
Other temporary differences	24.4	—	32.7	20.2	77.3
Total deferred tax assets, gross	2,304.3	(9.7)	40.6	(192.4)	2,142.8
Valuation allowance[1]	(242.6)	—	(52.4)	27.3	(267.7)
Total deferred tax assets, net	2,061.7	(9.7)	(11.8)	(165.1)	1,875.1
Deferred tax liabilities:
Other intangible assets	(46.0)	—	11.1	11.9	(23.0)
Goodwill	(45.7)	—	(8.0)	—	(53.7)
Inventories	—	—	—	—	—
Right-of-use assets	(25.4)	—	3.4	3.1	(18.9)
Property, plant and equipment	(36.1)	—	8.0	3.1	(25.0)
Accrued and other liabilities	(0.3)	—	(27.4)	0.6	(27.1)
Contract liabilities	—	—	—	—	—
Long-term debt	(1.3)	—	1.2	—	(0.1)
Other temporary differences	(12.3)	—	7.2	(11.3)	(16.4)
Total deferred tax liabilities	(167.1)	—	(4.5)	7.4	(164.2)
Net deferred tax assets (liabilities)	1,894.6	(9.7)	(16.3)	(157.7)	1,710.9
Classified as:
Deferred tax assets – non-current	1,940.7				1,719.4
Deferred tax liabilities – non-current	(46.1)				(8.5)
Net deferred tax assets (liabilities)	1,894.6				1,710.9
1.The valuation allowance disclosed above relates to R&D and other tax credit carry forwards and operating loss carry forwards that may not be realized.

Deferred taxes (€, in millions)	January 1, 2024	Credits and other	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2024
Deferred tax assets:
Capitalized R&D costs	514.1	—	(66.5)	—	34.1	481.7
Goodwill	65.0		14.8	—	—	79.8
R&D and other tax credit carry forwards	217.8	(9.7)	45.4	—	13.1	266.6
Inventories	61.4	—	31.6	—	2.5	95.5
Contract liabilities	959.8	—	39.9	—	46.3	1,046.0
Accrued and other liabilities	139.5	—	(6.6)	—	2.5	135.4
Operating loss carry forwards	3.9	—	(2.8)	—	—	1.1
Property, plant and equipment	29.2	—	(16.2)	—	(1.6)	11.4
Lease liabilities	28.7	—	(5.0)	—	1.7	25.4
Other intangible assets	119.3	—	(12.3)	—	—	107.0
Share-based payments	16.8	—	6.9	—	6.3	30.0
Other temporary differences	22.5	—	4.9	3.7	(6.7)	24.4
Total deferred tax assets, gross	2,178.0	(9.7)	34.1	3.7	98.2	2,304.3
Valuation allowance[1]	(206.7)	—	(24.9)	—	(11.0)	(242.6)
Total deferred tax assets, net	1,971.3	(9.7)	9.2	3.7	87.2	2,061.7
Deferred tax liabilities:
Other intangible assets	(52.0)	—	9.4	—	(3.4)	(46.0)
Goodwill	(38.5)	—	(7.2)	—	—	(45.7)
Inventories	(3.8)		3.7	—	0.1	—
Right-of-use assets	(28.7)	—	5.0	—	(1.7)	(25.4)
Property, plant and equipment	(13.6)	—	(22.7)	—	0.2	(36.1)
Accrued and other liabilities	(0.5)		0.2	—	—	(0.3)
Contract liabilities	(80.0)	—	80.0	—	—	—
Long-term debt	(1.6)	—	0.3	—	—	(1.3)
Other temporary differences	(2.9)	—	(11.7)	—	2.3	(12.3)
Total deferred tax liabilities	(221.6)	—	57.0	—	(2.5)	(167.1)
Net deferred tax assets (liabilities)	1,749.7	(9.7)	66.2	3.7	84.7	1,894.6
Classified as:
Deferred tax assets – non-current	1,872.3					1,940.7
Deferred tax liabilities – non-current	(122.6)					(46.1)
Net deferred tax assets (liabilities)	1,749.7					1,894.6
1.The valuation allowance disclosed above relates to R&D and other tax credit carry forwards and operating loss carry forwards that may not be realized.
Operating loss carry forwards and tax credit carry forwards
The deferred tax assets from operating loss carry forwards, R&D credits and other tax credit carry forwards recognized as per December 31, 2025, are largely offset by means of a valuation allowance. R&D and other tax credit carry forwards for the amount of €232.7 million have no expiration date. The remaining R&D and other tax credit carry forwards of €79.4 million have an expiration date between 2028 and 2045. For an amount of €212.6 million the operating losses carry forward have an expiration date between 2035 and 2045. The remaining operating loss carry forwards of €207.3 million have no expiration date.
Unrecognized deferred tax liability related to investments in foreign subsidiaries
ASML periodically reviews the capital structure of each group entity and may distribute retained earnings, repay capital or inject fresh capital, should the projected cash flows, freely available funds of the respective entity and capital adequacy requirements in the respective country allow/require for this. At December 31, 2025, the undistributed retained earnings of our non-Dutch subsidiaries are generally considered indefinitely reinvested, except for some ad hoc dividend distributions that may take place in 2026 for some of our Asian group entities with expected limited tax impact. As such, no deferred tax liability has been recognized in respect of undistributed retained earnings of our non-Dutch subsidiaries. As the tax implications of such distributions are dependent on local tax and accounting regulations applying at the moment of distribution, these can also not practically be determined. As per December 31,
2025, the aggregate amount of unrecognized temporary differences approximately amounts to €1,267.6 million (2024:
€1,010.2 million).